Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334




Semi-Annual  Report
December 31, 2002






Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com





Managed by:
Morris Capital Advisors, Inc.

Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

December 31, 2002
Dear Fellow Shareholders:

    Total assets in the Fund have grown to more than $5.3 million as the market rebounded and new investors opened accounts balanced among our conservatively managed bond and stock funds.


All The [Bad] News That's Fit to Print

    The New York Times runs that caption at the top of every edition that they print, and if it's good enough for the New York Times, it's good enough for me.

    A weak economy, profit warnings, weak holiday sales, pricing pressure, low profit margins, terrorism, Iraq, North Korea, high unemployment, corporate scandals, technology slowdown, declining stock markets, low interest rates, war, housing bubble, budget deficits, declining dollar, rising gold prices, high oil prices, Venezuela, high stock valuations, slow growth, low capital spending, pension fund shortfalls, layoffs.

    Well, did I leave anything out? I don't think so. You probably could have compiled the same list without much effort. What's my point? My point is that the bad news is well known already. You know it, I know it, and investors know it. The markets already discount this news, and have added another measure of discount on top of that.

As investors we need to consider current events in the context of the impact of these events on the markets in the future. As this new year begins, I see an economy that has begun to rebound. Economic growth won't be dramatic, but it should continue to improve over the course of the year. Better economic growth should contribute to better corporate earnings. As earnings improve relative to the weak performance of recent years, share prices should rise, generating positive returns in the stock market. The returns won't be great, but stocks should outperform bonds, CD's and money market funds by a substantial margin.


The Manor Fund

The Manor Fund rebounded during the quarter as investors bid up stocks in anticipation of an improving economy. The Manor Fund rose 8.57%, outperforming both the S&P 500 index and the Lipper Large-cap Core mutual fund index, which rose 8.41% and 6.66%, respectively.

The Fund was helped by strong performance from Merck, IBM, Citrix Systems, Hewlett-Packard, and Citigroup. IBM, Hewlett-Packard, and Citigroup all rebounded after poor performance in earlier quarters. Citrix Systems rose after several analysts upgraded the stock when the company announced higher earnings expectations for the coming year. Merck rose when the company announced continued earnings growth for the coming year despite increased competition for several key drugs and potential patent expirations.

The Fund was hurt by weakness in Manor Care, Kaufman & Broad, Cardinal Health, and General Motors. Manor Care and Cardinal Health declined as investors moved money from these traditionally defensive issues in anticipation of improving market conditions, while Kaufman & Broad declined on signs of slowing growth in the housing market, and General Motors fell on concerns about profitability and its underfunded pension plan.

During the quarter we sold ChevronTexaco, Scientific Atlanta, Travelers Property & Casualty, and reduced our holding in Merck. We purchased Anthem, a medical services company, Occidental Petroleum, and integrated oil producer, and Reebok, a marketer of athletic shoes.


The Growth Fund

The Growth Fund rose 4.42% during the quarter, in line with comparable mutual funds as represented by the Lipper Large-cap Growth mutual fund index. The Fund outperformed both the S&P 500 index and the Lipper Large-cap Growth mutual fund index for the full year.

The Fund was helped by positive performance from Valero Energy, Ebay, Xilinx, Microsoft, and Vishay Intertec. Valero, Xilinx, Microsoft, and Vishay all rebounded substantially after declining earlier in the year, while Ebay shares rose because the compnay continues to grow revenues and earnings.

During the quarter we added to positions in Cendent, Cytec, Ebay, and Vishay Interc in order to maintain the proper weighting in these holdings as assets grew. At year-end the Fund still maintained a very conservative cash balance of 35%. We expect to reduce cash further during the upcoming quarter by purchasing stocks that fit our investment criteria.


The Bond Fund

    The Bond Fund rose 0.57% during the quarter as improving economic conditions created the possibility that interest rated may begin to rise. The Fund's portfolio of US Treasury Notes continues to be conservative with an average maturity of 2.41 years, and an average duration of 2.19 years. We continue to manage the fund to provide investors with a low risk alternative to investments in the stock market.


Our Investment Approach for the Coming Year

Recent economic proposals to eliminate the taxation of corporate dividends have generated substantial debate, but should not appreciably change our investment approach. Our strategy of identifying companies with substantial free cash flow tends to invest in companies that already pay dividends, or have the potential to pay dividends without crimping growth. It is my belief that these companies will continue produce attractive returns for shareholders if the proposal becomes law or if it is not enacted. The proposal should also benefit you as a shareholder because it will encourage companies to increase dividend payouts, which will generate tax-free income to you.

			Sincerely,
			Daniel A. Morris





Manor Fund
December 31, 2002
Portfolio of Investments

                                                              Market
Description                                    Shares          Value

Common & Preferred Stock

Consumer Staples    7.3%
    Pepsico                                     1,560         65,863
    Reebok                                      2,090         61,446
                                                          ----------
                                                             127,309
Consumer Disc.    2.2%
    AOL  Time Warner                            2,930         38,383
                                                          ----------
                                                              38,383
Retail    4.5%
    Best Buy                                    2,190         52,889
    Cardinal Health                             1,305         77,243
                                                          ----------
                                                             130,132
Medical    12.0%
    Anthem                                        800         50,320
    Manor Care                                  2,590         48,200
    Merck                                         810         45,854
    Pfizer                                      2,130         65,114
                                                          ----------
                                                             209,488
Automobile    2.5%
    General Motors                              1,190         43,863
                                                          ----------
                                                              43,863
Industrial Products    2.2%
    Tyco Intl Ltd.                              2,240         38,259
                                                          ----------
                                                              38,259
Construction    3.2%
    Kaufman & Broad                             1,310         56,134
                                                          ----------
                                                              56,134
Multi-Industry    3.2%
    General Electric                            2,270         55,275
                                                          ----------
                                                              55,275
Computer    11.5 %
    Cisco                                       2,350         30,785
    Citrix Systems                              2,570         31,662
    Hewlett-Packard                             1,960         34,026
    Intel                                       2,020         31,451
    IBM                                           950         73,625
                                                          ----------
                                                             201,549
Aerospace    2.3%
    Boeing                                      1,230         40,578
                                                          ----------
                                                              40,578
Oil    8.2%
    Devon Energy                                1,220         55,998
    Nabors                                      1,010         35,623
    Occidental Pet.                             1,820         51,779
                                                          ----------
                                                             143,400
Finance    16.5%
    Allstate Insurance                         1,480          54,745
    Citigroup                                  1,769          62,251
    Fed Nat Mtg Assoc                            920          59,184
    Freddie Mac                                  920          54,326
    MBNA Corp.                                 3,070          58,391
                                                          ----------
                                                             288,897
Utilities    2.9%
    Exelon                                      970           51,187
                                                          ----------
                                                              51,187
    Cash and Equivalents    18.7%                            327,303
                                                          ----------
                                                             327,303
                                                          ----------
Total Portfolio                                            1,751,757
                                                          ==========



                         Manor Fund
                     December 31, 2002
                     Top Five Holdings

          Company               Industry     % of Net Assets
          Cardinal Health       Retail                 4.4 %
          Inter. Bus. Mach.     Computer               4.2 %
          Pepsico               Consumer Staples       3.8 %
          Pfizer                Medical                3.7 %
          Citigroup             Finance                3.6 %



                    Top Five Industries

             Industry        % of Net Assets
             Finance                  16.5 %
             Medical                  12.0 %
             Computer                 11.5 %
             Oil                       8.2 %
             Retail                    7.4 %




                     Fund Performance

                            Total Return
                                          Trailing     Annualized
                               3 Months     Year     Since Inception
Manor Fund                       8.57 %    -20.30 %       1.22 %
Lipper Large-Cap Core Index      6.66 %    -21.23 %       3.71 %
S&P 500 Index                    8.41 %    -22.12 %       7.48 %








                     Growth Fund
                 December 31, 2002


              Portfolio of Investments

                                                              Market
Description                                    Shares          Value

Common & Preferred Stock

Consumer Staples    2.7%
    Jones New York                             1,270          45,008
                                                          ----------
                                                              45,008

Consumer Disc.    6.6%
    Barnes & Noble                            1,480           26,744
    Cendent Corp                              3,910           40,977
    Mohawk                                      720           41,004
                                                          ----------
                                                             108,725

Retail    8.1%
    Amerisource Berg.                           769           41,764
    Bed, Bath, Beyond                         1,160           40,055
    Ebay                                        760           51,543
                                                          ----------
                                                             133,362

Medical    15.2%
    Andrx Group                               1,120           16,430
    Cytyc Corp                                3,230           32,946
    Express Scripts                             980           47,079
    Forest labs                                 360           35,359
    Ivax Corp                                 2,843           34,486
    Quest Diagnostics                           570           32,433
    Universal Hlth Svc                        1,120           50,512
                                                          ----------
                                                             249,245

Computer    16.8%
    Cisco                                      620             8,122
    Concord EFS                              1,740            27,388
    Dell Computer                            1,570            41,982
    Intel                                    1,980            30,829
    Microsoft Corp.                            960            49,632
    Sun Microsystems                         2,080             6,469
    Vishay Intertec                          4,170            46,621
    Waters Corp.                             1,110            24,176
    Xilinx                                   1,900            39,140
                                                          ----------
                                                             274,359

Oil    5.4%
    GlobalSanteFe                            1,835            44,627
    Valero Energy                            1,167            43,109
                                                          ----------
                                                              87,736

Finance    7.3%
    Greenpoint Fin.                          1,020            46,084
    T. Rowe Price                              790            21,551
    Washington Mutual                        1,489            51,415
                                                          ----------
                                                             119,050

Transportation    1.6%
    Tidewater                                  830            25,812
                                                          ----------
                                                              25,812

Business Services    0.7%
    TMP Worldwide                           1,000             11,310
                                                          ----------
                                                              11,310

Cash and Equivalents    35.6%                                582,078
                                                          ----------
                                                             582,078

                                                          ----------
Total Portfolio                                           1,636,6835
                                                          ==========




                        Growth Fund
                     December 31, 2002
                     Top Five Holdings

       Company                Industry     % of Net Assets
       Ebay                   Retail            3.1 %
       Washington Mutual      Finance           3.1 %
       Universal Health Svcs. Medical           3.1 %
       Microsoft Corp.        Computer          3.0 %
       Express Scripts        Medical           2.9 %




                    Top Five Industries

         Industry                % of Net Assets
         Computer                    16.8 %
         Medical                     15.2 %
         Retail                       8.1 %
         Finance                      7.3 %
         Consumer Discretionary       6.6 %





                     Fund Performance

                            Total Return
                                          Trailing     Annualized
                               3 Months     Year     Since Inception
Growth Fund                     4.42 %    -20.89 %       -9.38 %
Lipper Large-Cap Growth Index   4.34 %    -28.11 %      -17.96 %
S&P 500 Index                   8.41 %    -22.12 %      -10.69 %




Bond Fund
December 31, 2002

Portfolio of Investments

                                                              Market
Description                            Par Value               Value

Government Bonds     88.0%

1 to 3 years to maturity

U.S. Treasury  4.625%   Due 02-28-03    150,000              150,797
U.S. Treasury  3.875%   Due 07-31-03    100,000              101,531
U.S. Treasury  2.750%   Due 10-31-03    250,000              253,125
U.S. Treasury  5.250%   Due 05-15-04     80,000               84,275
U.S. Treasury  6.000%   Due 08-15-04    100,000              107,375
U.S. Treasury  2.000%   Due 11-30-04    300,000              302,531
U.S. Treasury  5.875%   Due 11-15-05     50,000               55,437


3 to 5 years to maturity

U.S. Treasury  5.625%   Due 02-15-06   100,000               110,719
U.S. Treasury  4.625%   Due 05-15-06    50,000                53,922
U.S. Treasury  3.250%   Due 08-15-07   200,000               205,000


5 to 10 years to maturity

U.S. Treasury  5.500%   Due 05-15-09  100,000                113,469
U.S. Treasury  6.000%   Due 08-15-09  100,000                116,250
U.S. Treasury  5.000%   Due 02-15-11   50,000                 54,938

Accrued Interest                                              17,681
                                                       -------------
Total U.S Treasury Notes                                   1,727,050

Cash and Equivalents     12.0 %                              236,291
                                                         -----------
                                                             236,291

                                                         -----------
Total Investments in Securities                            1,963,341
                                                         ===========


                         Bond Fund
                     December 31, 2002
                     Top Five Holdings

                Security                   % of Net Assets
    US Treasury 2.000 %   due 11/30/2004        15.4 %
    US Treasury 2.750 %   due 10/31/2003        12.9 %
    US Treasury 3.250 %   due   8/15/2007       10.4 %
    US Treasury 4.625 %   due   2/28/2003        7.7 %
    US Treasury 6.000 %   due   8/15/2009        9.1 %




                     Fund Performance

                            Total Return
                                          Trailing     Annualized
                               3 Months     Year     Since Inception
Bond Fund                       0.54 %     6.13 %        6.00 %
Lipper US Government            0.77 %     9.29 %        8.10 %
Lehman Inter. Gov't Index       0.69 %     9.97 %        8.16 %









Manor Investment Funds, Inc.
Statement of Assets and Liabilities
December 31, 2002

                                            Year Ended December 31, 2002
                               -----------------------------------------------
                                       Manor           Growth             Bond
                                        Fund             Fund             Fund
                               -------------    -------------    -------------
ASSETS

Investments in Securities      $   1,424,255    $   1,054,607    $   1,709,431
Cash                                 327,303          582,078          236,291
Dividends & Interest Receivable          353              574           18,005
                               -------------    -------------    -------------
Total Assets                       1,751,911        1,637,259        1,963,727


LIABILITIES

Expenses Payable                      (2,370)            (576)          (1,722)
                               -------------    -------------    -------------
Total Liabilities                     (2,370)            (576)          (1,722)

                               -------------    -------------    -------------
NET ASSETS                     $   1,749,541    $   1,636,683    $   1,962,005
                               =============    =============    =============


NET ASSETS CONSIST OF:

Capital Stock                  $   2,203,773    $   2,358,388    $   1,875,698
    (par value and paid-in capital)
Accumulated net investment income(loss)
                                     (12,001)         (25,820)           3,165
Accumulated net realized (loss)     (127,206)        (248,454)             700
Net unrealized appreciation         (315,025)        (447,431)          82,442
         (depreciation)
                               -------------    -------------    -------------
NET ASSETS                    $    1,749,541   $    1,636,683   $    1,962,005
                               =============    =============    =============


CAPITAL SHARES OUTSTANDING          166,334           231,076          178,768
(10,000,000 authorized shares;
 $.001 par value)

NET ASSET VALUE PER SHARE        $    10.52        $     7.08        $   10.98
                                 ==========        ==========        =========



Manor Investment Funds, Inc.
Statement of Operations
December 31, 2002


                                            Year Ending December 31, 2002
                               -----------------------------------------------
                                       Manor           Growth             Bond
                                        Fund             Fund             Fund
                               -------------    -------------    -------------
Investment Income

Dividends                       $     21,056     $      5,756     $      - 0 -
Interest                               3,984            6,386           61,573
                                ------------     ------------     ------------
Total Investment Income               25,040           12,142           61,573


Expenses

Management Fees                       17,955           15,004            7,604
Professional Fees                      5,524            4,143            4,143
Trustee Fees                           1,383            1,305            1,805
Registration Fees                        200              150              180
Taxes                                    185              499               33
Miscellaneous Fees                     1,163            1,574            1,832
                                ------------     ------------     ------------
Total Expenses                        26,410           22,675           15,597

                                ------------     ------------     ------------
Net Investment Income (Loss)          (1,370)         (10,533)          45,976


Realized & Unrealized Gain (Loss) on Investments

Net Realized gain (loss) on Investments
                                     (4,835)          (48,507)           7,381
Net Change in Unrealized           (442,334)         (314,010)          30,446
    Appreciation/Depreciation on Investments
                                -----------      ------------     ------------
Net realized and Unrealized Gain (Loss)
    on Investments                 (447,169)         (362,517)          37,827

                                -----------      ------------     ------------
Net Increase (Decrease) in Net Assets Resulting from Operations
                               $   (448,539)    $    (373,050)     $    83,803
                               ============     =============      ===========


Manor Investment Funds, Inc.
Statement of Changes in Net Assets
December 31, 2002

                                            Year Ending December 31, 2002
                               -----------------------------------------------
                                       Manor           Growth             Bond
                                        Fund             Fund             Fund
                               -------------    -------------    -------------

Increase (Decrease) in Net Assets from Operations

Net Investment (Loss) Income    $     (1,370)      $  (10,532)      $   45,976
Net realized gain (Loss) on investments
                                      (4,835)         (48,507)           7,381
Net Change in Unrealized
    Appreciation/Depreciation on Investments
                                    (442,334)        (314,010)          30,446
                                ------------     ------------     ------------

Net increase/decrease in net assets
    resulting from operations
                                    (448,539)        (373,049)          83,803

Distributions to Shareholders from

Net Investment Income                 - 0 -             - 0 -         (45,239)
Net Realized Short-term Gain          - 0 -             - 0 -          (2,262)
Net Realized Long-term Gain           - 0 -             - 0 -          (4,698)
                                -----------      ------------     ------------
Total Distributions                   - 0 -             - 0 -         (52,199)


Capital Share Transactions

Proceeds From Reinvestment of Distributions
                                     - 0 -              - 0 -           52,199
Proceeds From shares sold           617,829           842,666        1,608,279
Payments for shares redeemed       (506,641)         (355,086)      (1,206,500)
Net Increase in Net Assets From Capital Share
        Transactions                111,188           487,580          453,978
                                -----------      ------------     ------------
Total Increase in Net Assets       (337,351)          114,531          485,582

Net Assets:

Beginning of Year                 2,086,893         1,522,153        1,476,423
                                -----------      ------------     ------------
End of Year                     $ 1,749,542       $ 1,636,684      $ 1,962,005
                                ===========      ============     ============


Transactions in Shares of Fund


Sold                                 54,772          108,141           146,013
Issued in reinvestment of distributions
                                      - 0 -            - 0 -             4,771
Redeemed                            (46,530)         (47,137)         (110,850)
                                -----------      -----------      ------------
Net increase/decrease in outstanding-shares
       of the Fund                    8,242            61,004           39,934
                                ===========      ============     ============


Manor Investment Funds, Inc.
Notes to Financial Statements
December 31, 2002



Note 1-Organization

Incorporated in Pennsylvania on September 13, 1995, Manor Investment Funds, Inc (the Company) was in the initial stages of development until January 27, 1996 when it began to sell shares of its stock to the public. The Company is an open end, non-diversified management investment company, registered under the Investment Company Act of 1940. Manor Fund, Growth Fund, and Bond Fund (collectively referred to as the Funds) presently constitute Manor Investment Funds, Inc. The primary investment objectives of each of these Funds follow:

Manor Fund:
Conservative capital appreciation and current income, investing primarily in common stock of large corporations in the United States.

Growth Fund:
Long-term capital appreciation, investing primarily in common stock of U.S.
 corporations.

Bond Fund:
Intermediate-term fixed income, investing primarily in U. S. Government obligations.



Note 2-Significant Accounting Policies

Following is a summary of the Funds' significant accounting policies which are in conformity with generally accepted accounting principles for investment companies:

Security Valuation and Accounting:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.

The Funds follow industry practice and record security transactions on the trade date.

Cash:
Cash consists of checking and money market accounts with the custodian. As financial instruments, such accounts potentially subject the Funds to concentration of credit risk. The carrying value of these accounts approximates market value due to their short-term nature.


Federal Income Taxes:
The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income. Accordingly, no provision for federal income tax or excise tax is required in these financial statements.

Distributions:
Each Fund generally pays, or intends to pay dividends from net investment income and to distribute net capital gains that it realizes. Distributions to shareholders are recorded on the ex-dividend date.

Realized Gains and Losses on Investment Transactions:
Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Accounting Estimates:
Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Other:
Interest income is recognized on the accrual basis. When applicable, premiums and discounts on purchased U. S. government obligations are amortized or accreted to interest income over the life of the obligation.

As mutual funds, the Funds' investments are subject to stock market risk, bond market risk and inflation risk. Manor Fund and Growth Fund will have higher exposure to stock market risk because of their significant investments in stocks. Bond Fund will have higher exposure to bond market risk and inflation risk because of its significant investments in U.S. Treasury Notes.



Note 3-Related Party Transactions

Daniel A. Morris, President of Manor Investment Funds, Inc., is also the sole shareholder, officer and director of Morris Capital Advisors, Inc. (Morris). Mr Morris (and his wife) and other directors, own shares in the Funds. Each of the

Funds has an investment management and advisory services agreement (the Agreements) with Morris.

Monthly, the Funds pay Morris Capital Advisors a fee equivalent to one percent per annum of the daily average net assets of the Manor and Growth Funds (.5 percent for Bond Fund). Each of the Funds bears expenses necessary and incidental to the conduct of its business.

The Agreements must be approved annually by a majority vote of the Funds' non-interested Board of Directors.


Note 4-Investment Transactions

Purchases of investment securities for Manor, Growth and Bond aggregated $369,140, $239,742 and $654,523, respectively in 2002; sales aggregated $451,921, $198,964, and $408,078 for Manor, Growth, and Bond, respectively.

For income tax purposes, Manor Fund has capital loss carryovers of $43,592 and $78,780 realized in 1999 and 2001. Growth Fund capital losses of $3,666, $151,266 and $45,013 and were realized in 1999-2001. Such losses will be carried forward to offset future realized capital gains. If not used, they will expire in 2007 through 2009.

Each Fund portfolio consists of securities that have risen in value since their purchase (called unrealized gain), or securities that have fallen in value (unrealized loss) since their purchase. At December 31, 2001, net unrealized appreciation and depreciation of investment securities for financial reporting and federal income tax reporting were as follows:

Manor Fund:
Net unrealized depreciation of $314,827 consisted of unrealized gains of $56,188 and unrealized losses of $371,015.

Growth Fund:
Net unrealized depreciation of $447,431 consisted of unrealized gains of $71,606 and unrealized losses of $519,037.

Bond Fund:
Net unrealized appreciation of $82,380 consisted of unrealized gains on U.S. Government obligations of $82,380 and no unrealized losses.



Note 5-Custody Agreement

Under an agreement, The First National Bank of Chester County (FNB) acts as the custodian for each of the Funds. FNB charges fees in accordance with its standard rates for such services, payable monthly.




Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334




www.manorfunds.com